financial statements

AMV Holding Ltd

For the year ended 31 December 2007

Company registration number: 05811953

AMV Holding Ltd

Financial Statements

Year ended 31 December 2007

AMV Holding Ltd

Officers and Professional Advisers

The Board of Directors	J W Cresswell
N D MacLeitch

Company Secretary	N D MacLeitch

Registered Office	65 High Street
Marlow
Buckinghamshire
SL7 1AB

Auditor	MacIntyre Hudson LLP
Chartered Accountants
& Registered Auditors
31 Castle Street
High Wycombe
Buckinghamshire
HP13 6RU

AMV Holding Ltd

The Directors' Report

Year ended 31 December 2007

The directors have pleasure in presenting their report and the financial statements of the group for the year ended 31 December 2007.

Principal activities and business review
The principal activity of the company during the year was to act as a holding company for the four subsidiary companies, namely American Mobile Ventures Limited, Blue Stream Mobile Limited, Antiphony Limited and Cell Media International Limited. The group companies’ activities include provisioning and marketing of content services to mobile phones in both the UK and overseas markets and providing services to the mobile phone sector.

The group’s trading subsidiaries, American Mobile Ventures Limited, Blue Stream Mobile Limited and Antiphony Limited had been acquired in 2006 and the financial year ended 31 December 2007 was the first full year’s trading of the group.

The group has seen significant growth in turnover and profit before tax and the directors anticipate continued expansion in 2008. Since 31 December 2007, Antiphony has acquired the Connection Makers business from Eckoh plc which has further extended the activities of the group.

Results and dividends
The profit for the year, after taxation, amounted to £1,426,204. Particulars of dividends paid are detailed in note 10 to the financial statements.

Directors
The directors who served the company during the year were as follows:

J W Cresswell
N D MacLeitch

AMV Holding Ltd

The Directors' Report (continued)

Year ended 31 December 2007

Directors' responsibilities
The directors are responsible for preparing the Annual Report and the financial statements in accordance with applicable law and regulations.

Company law requires the directors to prepare financial statements for each financial year. Under that law the directors have elected to prepare the financial statements in accordance with United Kingdom Generally Accepted Accounting Practice (United Kingdom Accounting Standards and applicable law). The financial statements are required by law to give a true and fair view of the state of affairs of the company and the group and of the profit or loss of the group for that year. In preparing these financial statements, the directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business.

The directors are responsible for keeping proper accounting records that disclose with reasonable accuracy at any time the financial position of the group and enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

In so far as the directors are aware:

•	there is no relevant audit information of which the group's auditor is unaware; and

•	the directors have taken all steps that they ought to have taken to make themselves aware of any relevant audit information and to establish that the auditor is aware of that information.

Group accounts
These consolidated financial statements have been prepared for the directors and shareholders of AMV Holding Ltd. AMV Holding Ltd is not required to prepare and file group accounts at Companies House and has not done so. These group accounts do not represent statutory accounts.

Auditor
A resolution to re-appoint MacIntyre Hudson LLP as auditor for the ensuing year will be proposed at the annual general meeting in accordance with section 385 of the Companies Act 1985.

Registered office:	Signed by order of the directors
65 High Street
Marlow
Buckinghamshire
SL7 1AB
N D MacLeitch
Company Secretary

Approved by the directors on 14 November 2008

AMV Holding Ltd

Independent Auditor's Report to the Shareholders of AMV Holding Ltd

Year ended 31 December 2007 and the 4 months ended 31 December 2006

We have audited the group and parent company financial statements ("the financial statements") of AMV Holding Ltd for the year ended 31 December 2007 and the 4 months ended 31 December 2006 which comprise the Group Profit and Loss Account, Group Balance Sheet and Company Balance Sheet, Group Cash Flow, Accounting Policies and the related notes. These financial statements have been prepared on the basis of the accounting policies set out therein.

This report is made solely to the company's shareholders, as a body, in accordance with Section 235 of the Companies Act 1985. Our audit work has been undertaken so that we might state to the company's shareholders those matters we are required to state to them in an auditor's report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the company and the company's shareholders as a body, for our audit work, for this report, or for the opinions we have formed.

Respective responsibilities of directors and auditor
The directors' responsibilities for preparing the financial statements in accordance with applicable law and United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice) are set out in the Statement of Directors' Responsibilities.

Our responsibility is to audit the financial statements in accordance with relevant legal and regulatory requirements and International Standards on Auditing (UK and Ireland).

We report to you our opinion as to whether the financial statements give a true and fair view and are properly prepared in accordance with the Companies Act 1985. We also report to you whether in our opinion the information given in the Directors' Report is consistent with the financial statements.

In addition we report to you if, in our opinion, the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit, or if information specified by law regarding directors' remuneration and other transactions is not disclosed.

We read the Directors' Report and consider the implications for our report if we become aware of any apparent misstatements within it.

Basis of audit opinion
We conducted our audit in accordance with International Standards on Auditing (UK and Ireland) issued by the Auditing Practices Board. An audit includes examination, on a test basis, of evidence relevant to the amounts and disclosures in the financial statements. It also includes an assessment of the significant estimates and judgements made by the directors in the preparation of the financial statements, and of whether the accounting policies are appropriate to the group's and company's circumstances, consistently applied and adequately disclosed.

We planned and performed our audit so as to obtain all the information and explanations which we considered necessary in order to provide us with sufficient evidence to give reasonable assurance that the financial statements are free from material misstatement, whether caused by fraud or other irregularity or error. In forming our opinion we also evaluated the overall adequacy of the presentation of information in the financial statements.

AMV Holding Ltd

Independent Auditor's Report to the Shareholders of AMV Holding Ltd (continued)

Year ended 31 December 2007 and the 4 months ended 31 December 2006

Opinion
In our opinion:

•
the financial statements give a true and fair view, in accordance with United Kingdom Generally Accepted Accounting Practice, of the state of the group's and the parent company's affairs as at 31 December 2007 and of the group's profit for the year then ended, and of the state of the group’s and parent company’s affairs as at 31 December 2006 and of the group’s profit for the 4 months then ended;

•	the financial statements have been properly prepared in accordance with the Companies Act 1985; and

•	the information given in the Directors' Report is consistent with the financial statements.

Restatement of financial statements under US Generally Accepted Accounting Practice
Set out as note 29 to the financial statements are the consolidated financial statements restated under US Generally Accepted Accounting Practice.  In our opinion, these restated financial statements give a true and fair view, in accordance with US Generally Accepted Accounting Practice, of the state of the group’s affairs for the 12 months ended 31 December 2007 and the 4 months ended 31 December 2006.

MACINTYRE HUDSON LLP
31 Castle Street	Chartered Accountants
High Wycombe	& Registered Auditors
Buckinghamshire
HP13 6RU

14 November 2008

AMV Holding Ltd

Group Profit and Loss Account

Year ended 31 December 2007

	2007	2006
	12 Months	4 Months
Note	£	£

Group turnover	1	14,918,407	1,427,355

Cost of sales	(5,636,073)	(539,582)

Gross profit	9,282,334	887,773
Distribution costs		(3,587,321)	(111,553)
Administrative expenses		(3,637,936)	(300,418)
Other operating income	2	11,541	–

Operating profit	3	2,068,618	475,802
Interest receivable and similar income		31,050	4,556
Amounts written off investments	6	(2,161)	(11,131)
Interest payable and similar charges	7	(8,984)	(172)

Profit on ordinary activities before taxation	2,088,523	469,055

Tax on profit on ordinary activities	8	(662,319)	(144,831)

Profit on ordinary activities after taxation, being profit for the financial year	25	£1,426,204	£324,224

All of the activities of the group are classed as continuing.

The group has no recognised gains or losses other than the results for the year as set out above.

The company has taken advantage of section 230 of the Companies Act 1985 not to publish its own Profit and Loss Account.

The accounting policies and notes on pages 12 to 26 form part of these financial statements.

AMV Holding Ltd

Group Balance Sheet

31 December 2007

	2007		2006
Note	£	£	£

Fixed assets
Intangible assets	11	1,090,721	1,148,392
Tangible assets	12	180,354	73,748
		1,271,075	1,222,140
Current assets
Debtors	14	3,792,236		1,411,364
Investments	15	10,659		158,359
Cash at bank and in hand		1,354,967		377,258
		5,157,862		1,946,981
Creditors: amounts falling due within one year	16	5,107,707		3,022,840
Net current assets/(liabilities)			50,155	(1,075,859)
Total assets less current liabilities			1,321,230	146,281
Creditors: amounts falling due after more than one year	17	9,440	–
		1,311,790	146,281
Provisions for liabilities
Deferred taxation	19	11,350	5,190
		£1,300,440	£141,091
Capital and reserves
Called-up equity share capital	23	111	104
Share premium account	25	14,881	4,960
Other reserves	25	661,803	661,803
Profit and loss account	25	623,645	(525,776)
Shareholders' funds	26	£1,300,440	£141,091

These financial statements were approved by the directors and authorised for issue on 14 November 2008, and are signed on their behalf by:

J W Cresswell

The accounting policies and notes on pages 12 to 26 form part of these financial statements.

AMV Holding Ltd

Company Balance Sheet

31 December 2007

	2007		2006
Note	£	£	£

Fixed assets
Investments	13	1,706,721	1,706,720

Current assets
Debtors	14	9,927	–

Creditors: amounts falling due within one year	16	1,200,001		1,200,001
Net current liabilities			(1,190,074)	(1,200,001)
Total assets less current liabilities			£516,647	£506,719

Capital and reserves
Called-up equity share capital	23	111	104
Share premium account	25	14,881	4,960
Profit and loss account	25	501,655	501,655

Shareholders' funds		£516,647	£506,719

These financial statements were approved by the directors and authorised for issue on 14 November 2008, and are signed on their behalf by:

J W Cresswell

The accounting policies and notes on pages 12 to 26 form part of these financial statements.

AMV Holding Ltd

Group Cash Flow

Year ended 31 December 2007

2007 12 Months		2006 4 Months
£	£	£

Net cash inflow from operating activities	2,093,810	1,395,709

Returns on investments and servicing of finance
Interest received	17,664		4,556
Interest paid	(7,707)		(172)
Interest element of hire purchase	(1,277)		–

Net cash inflow from returns on investments and servicing of finance		8,680	4,384

Taxation	(477,698)	–

Capital expenditure and financial investment
Payments to acquire tangible fixed assets	(136,640)		(8,491)
Receipts from sale of fixed assets	13,568		–
Payment to acquire other current asset investments	–		(150,000)
Realisation of current asset investments	158,925		–
Net cash inflow/(outflow) for capital expenditure and financial investment		35,853	(158,491)

Acquisitions and disposals
Acquisition of Antiphony Limited (net of dividend received)	–		(1,204,964)
Net cash acquired with Antiphony Limited	–		58,387
Acquisition of subsidiaries	–		–
Net cash acquired with subsidiaries	–		477,269
Net cash inflow/(outflow) for acquisitions and disposals		–	(669,308)

Equity dividends paid	(276,783)	(850,000)

Cash inflow/(outflow) before financing	1,383,862	(277,706)

Financing
Issue of equity share capital	7		4
Share premium on issue of equity share capital	9,921		4,960
Net (outflow)/inflow from other short-term creditors	(446,190)		650,000
Capital element of hire purchase	(3,017)		–
Net cash (outflow)/inflow from financing		(439,279)	654,964

Increase in cash	£944,853	£377,258

The accounting policies and notes on pages 12 to 26 form part of these financial statements.

AMV Holding Ltd

Group Cash Flow (continued)

Year ended 31 December 2007

Reconciliation of operating profit to net cash inflow from operating activities

2007 12 Months	2006 4 Months
£	£

Operating profit	2,068,618	475,802
Amortisation	57,671	5,021
Depreciation	31,944	3,471
Increase in debtors	(2,380,872)	(154,155)
Increase in creditors	2,316,449	1,065,570
Net cash inflow from operating activities	£2,093,810	£1,395,709

Reconciliation of net cash flow to movement in net funds

2007		2006
£	£	£

Increase in cash in the period	944,853	377,258

Net outflow/(inflow) from other short-term creditors	446,190		(650,000)
Cash outflow in respect of hire purchase	(12,731)		–
Change in net funds		1,378,312	(272,742)

Net funds at 1 January 2007	(272,742)	–
Net funds at 31 December 2007	£1,105,570	£(272,742)

Analysis of changes in net funds

At 1 Jan 2007	Cash flow	Other non- cash changes	At 31 Dec 2007
£	£	£	£

Net cash:
Cash in hand and at bank	377,258	977,709	–	1,354,967
Overdrafts	–	(32,856)	–	(32,856)
	377,258	944,853	–	1,322,111
Debt:
Debt due within 1 year	(650,000)	446,190		(203,810)
Hire purchase agreements	–	3,017	(15,748)	(12,731)
Net funds	£(272,742)	£1,394,060	£(15,748)	£1,105,570

The accounting policies and notes on pages 12 to 26 form part of these financial statements.

AMV Holding Ltd

Group Cash Flow (continued)

Year ended 31 December 2007

Purchase of subsidiary undertakings

2006
£

1. American Mobile Ventures Limited and Blue Stream Mobile Limited
Net cash acquired with subsidiary undertakings, 31 August 2006	477,269
Other net assets	184,635
Total net assets on acquisition	661,904
Negative goodwill, taken to reserves	(661,803)
Settled by issue of shares	£101

AMV Holding Ltd acquired American Mobile Ventures Limited and Blue Stream Mobile Limited on 31 August 2006 through issuing its own shares as consideration for shares held in the subsidiaries. There were net assets as at 31 August 2006 amounting to £661,904. Through the issue of the shares at par, negative goodwill was recognised. This has been credited to consolidated reserves in AMV Holding Ltd. In the period 1 September 2006 to 31 December 2006, these subsidiaries contributed £356,658 to the group’s operating profits and £1,205,476 to the group’s net cash inflows from operating activities.

2. Antiphony Limited
Net cash acquired with subsidiary undertaking, 30 November 2006	58,387
Other net liabilities	(6,836)
Total net assets on acquisition	51,551
Goodwill on acquisition	1,153,413
Consideration	£1,204,964
Settled by:
Issue of shares, at a premium	4,964
Cash on completion	550,000
Deferred payment terms	650,000
£1,204,964

AMV Holding Ltd acquired Antiphony Limited on 30 November 2006 for a price of £1,706,619. A dividend was paid up from Antiphony Limited on completion of £501,655. The net consideration satisfied by the group’s resources amounted to £1,204,964 which was satisfied through issuing its own shares as part consideration for shares held in the subsidiaries, together with cash on completion and deferred consideration over a period of up to 2 years. There were net assets as at 30 November 2006 amounting to £51,551 after paying a dividend of £501,655. In the period 1 December 2006 to 31 December 2006, this subsidiary contributed £119,704 to the group’s operating profits and £182,370 to the group’s net cash inflows from operating activities

The accounting policies and notes on pages 12 to 26 form part of these financial statements.

AMV Holding Ltd

Accounting Policies

Year ended 31 December 2007

Basis of accounting
The financial statements have been prepared under the historical cost convention.

Basis of consolidation
The consolidated financial statements incorporate the financial statements of the company and all group undertakings. These are adjusted, where appropriate, to conform to group accounting policies. Acquisitions are accounted for under the acquisition method and goodwill on consolidation is capitalised and written off over a maximum of 20 years from the date of acquisition. The results of companies acquired or disposed of are included in the profit and loss account after or up to the date that control passes respectively. As a consolidated profit and loss account is published, a separate profit and loss account for the parent company is omitted from the group financial statements by virtue of section 230 of the Companies Act 1985.

Turnover
The turnover shown in the profit and loss account represents amounts invoiceable during the year, exclusive of Value Added Tax.

Goodwill
Positive goodwill on acquisition is capitalised, classified as an asset on the balance sheet and amortised on a straight line basis over its useful economic life up to a presumed maximum of 20 years.  It is reviewed for impairment at the end of the first full financial year following the acquisition and in other periods if events or changes in circumstances indicate that the carrying value may not be recoverable.

Negative goodwill is released to the profit and loss account in the periods in which the non-monetary assets acquired are recovered.  Any negative goodwill in excess of the fair values of non-monetary assets acquired is recognised in the profit and loss account in the periods expected to be benefited.

Amortisation
Amortisation is calculated so as to write off the cost of an asset, net of anticipated disposal proceeds, over the useful economic life of that asset as follows:

Goodwill	-	Over 20 years

Fixed assets
All fixed assets are initially recorded at cost.

Depreciation
Depreciation is calculated so as to write off the cost of an asset, net of anticipated disposal proceeds, over the useful economic life of that asset as follows:

Fixtures and fittings	-	15% on written down value
Motor vehicles	-	25% on written down value
Office equipment	-	25% on written down value

Operating lease agreements
Rentals applicable to operating leases where substantially all of the benefits and risks of ownership remain with the lessor are charged against profits on a straight line basis over the period of the lease.

AMV Holding Ltd

Accounting Policies (continued)

Year ended 31 December 2007

Deferred taxation
Deferred tax is recognised in respect of all timing differences that have originated but not reversed at the balance sheet date where transactions or events have occurred at that date that will result in an obligation to pay more, or a right to pay less or to receive more tax, with the following exceptions:

Provision is made for tax on gains arising from the revaluation (and similar fair value adjustments) of fixed assets, and gains on disposal of fixed assets that have been rolled over into replacement assets, only to the extent that, at the balance sheet date, there is a binding agreement to dispose of the assets concerned. However, no provision is made where, on the basis of all available evidence at the balance sheet date, it is more likely than not that the taxable gain will be rolled over into replacement assets and charged to tax only where the replacement assets are sold.

Deferred tax assets are recognised only to the extent that the directors consider that it is more likely than not that there will be suitable taxable profits from which the future reversal of the underlying timing differences can be deducted.

Deferred tax is measured on an undiscounted basis at the tax rates that are expected to apply in the periods in which timing differences reverse, based on tax rates and laws enacted or substantively enacted at the balance sheet date.

Foreign currencies
Assets and liabilities in foreign currencies are translated into sterling at the rates of exchange ruling at the balance sheet date. Transactions in foreign currencies are translated into sterling at the rate of exchange ruling at the date of the transaction. Exchange differences are taken into account in arriving at the operating profit.

Employee share schemes
The company issues equity-settled and cash-settled share-based payments to certain employees of the company. Equity-settled share-based payments are measured at fair value at the date of grant. The fair value determined at the grant date of the equity-settled share-based payments is expensed on a straight-line basis over the vesting period, together with a corresponding increase in equity, based upon the company's estimate of the shares that will eventually vest.

The impact is not considered to be material for adjustment in the financial statements.

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

1.	Turnover and profit before tax
        The turnover and profit before tax are attributable to the principal activities of the group.

        An analysis of turnover is given below:
2007 12 Months	2006 4 Months
£	£

United Kingdom	12,996,965	1,321,630
Overseas	1,921,442	105,725
	£14,918,407	£1,427,355

2.	Other operating income

2007 12 Months	2006 4 Months
£	£

Other operating income	11,541	–

3.	Operating profit
        Operating profit is stated after charging/(crediting):

2007 12 Months	2006 4 Months
£	£

Amortisation	57,671	5,021
Depreciation of owned fixed assets	26,819	3,471
Depreciation of assets held under hire purchase agreements	5,125	–
Auditor's remuneration
- as auditor	10,800	1,692
Operating lease costs:
- Other	50,313	–
Net loss/(profit) on foreign currency translation	13,650	(470)

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

4.	Particulars of employees

The average number of staff employed by the group during the financial year amounted to:

	2007	2006
	No	No

Number of administrative staff	33	19

        The aggregate payroll costs of the above were:

	2007 12 Months	2006 4 Months
	£	£

Wages and salaries	2,471,722	164,422
Social security costs	296,986	18,308
	£2,768,708	£182,730

5.	Directors' emoluments
        The directors' aggregate emoluments in respect of qualifying services were:

	2007 12 Months	2006 4 Months
	£	£

Emoluments receivable	1,655,638	73,481

Emoluments of highest paid director:
	2007 12 Months	2006 4 Months
	£	£

Total emoluments (excluding pension contributions)	610,373	37,048

6.	Amounts written off investments

	2007	2006
	£	£

Loss on investment valuation	2,161	11,131

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

7.	Interest payable and similar charges

	2007 12 Months	2006 4 Months
	£	£

Interest payable on bank borrowing	656	172
Finance charges	1,277	–
Other similar charges payable	7,051	–
	£8,984	£172

8.	Taxation on ordinary activities
(a) Analysis of charge in the year

	2007	2006
	£	£

Current tax:

In respect of the year:

UK Corporation tax based on the results for the year at 30% (2006 - 30%)	656,159	143,531
Total current tax	656,159	143,531

Deferred tax:

Origination and reversal of timing differences	6,160	1,300
Tax on profit on ordinary activities	£662,319	£144,831

(b) Factors affecting current tax charge
The tax assessed on the profit on ordinary activities for the year is higher than the standard rate of corporation tax in the UK of 30% (2006 - 30%).

	2007	2006
	£	£

Profit on ordinary activities before taxation	2,088,523	469,055

Profit on ordinary activities by rate of tax	626,557	140,717
Expenses not deductible for tax purposes	32,677	6,144
Capital allowances for period in excess of depreciation	(3,059)	(670)
Small companies relief	(16)	(2,660)
Total current tax (note 8(a))	£656,159	£143,531

9.	Profit attributable to members of the parent company
        The profit dealt with in the accounts of the parent company was £276,783 (2006 - £1,351,655).

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

10.	Dividends

	2007 12 Months	2006 4 Months
	£	£

Paid
Equity dividends on ordinary shares	276,783	850,000

11.	Intangible fixed assets

Group	Goodwill
£

Cost
At 1 January 2007 and 31 December 2007	1,153,413

Amortisation
At 1 January 2007	5,021
Charge for the year	57,671
At 31 December 2007	62,692

Net book value
At 31 December 2007	£1,090,721
At 31 December 2006	£1,148,392

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

12.	Tangible fixed assets

Group	Fixtures and fittings	Motor vehicles	Equipment	Total
	£	£	£	£
Cost
At 1 January 2007	34,127	19,004	33,507	86,638
Additions	21,664	20,500	109,954	152,118
Disposals	–	(19,004)	–	(19,004)
At 31 December 2007	55,791	20,500	143,461	219,752

Depreciation
At 1 January 2007	3,070	5,436	4,384	12,890
Charge for the year	5,643	5,125	21,176	31,944
On disposals	–	(5,436)	–	(5,436)
At 31 December 2007	8,713	5,125	25,560	39,398

Net book value
At 31 December 2007	£47,078	£15,375	£117,901	£180,354
At 31 December 2006	£31,057	£13,568	£29,123	£73,748

Hire purchase agreements

Included within the net book value of £180,354 is £15,375 (2006 - £Nil) relating to assets held under hire purchase agreements. The depreciation charged to the financial statements in the year in respect of such assets amounted to £5,125 (2006 - £Nil).

13.	Investments

Company	Group companies
£

Cost
At 1 January 2007	1,706,720
Additions	1
At 31 December 2007	1,706,721

Net book value
At 31 December 2007	£1,706,721
At 31 December 2006	£1,706,720

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

13.	Investments (continued)

	Country of incorporation	Holding	Proportion of voting rights and shares held	Nature of business
Subsidiary undertakings

All held by the company:

American Mobile Ventures Limited	England	Ordinary shares	100%	Provisioning and marketing of mobile phone content products

Blue Stream Mobile Limited	England	Ordinary shares	100%	Provisioning and marketing of mobile phone content products

Antiphony Limited	England	Ordinary shares	100%	Providing services to the mobile phone sector

Cell Media International Limited	England	Ordinary shares	100%	Provisioning and marketing of mobile phone content products

14.	Debtors

	Group		Company
	2007	2006	2007	2006
	£	£	£	£
Trade debtors	1,220,480	649,641	–	–
Other debtors	97,011	18,435	9,927	–
Directors overdrawn current accounts	243,568	–	–	–
Prepayments and accrued income	2,231,177	743,288	–	–
	£3,792,236	£1,411,364	£9,927	–

15.	Investments

	Group		Company
	2007	2006	2007	2006
	£	£	£	£
Other investments	10,659	158,359	–	–

Listed investments
Investments having a net book value of £10,659 (2006 - £12,820) are listed on a recognised stock exchange and had a market value of £10,659 at the end of the year (2006 - £12,820).

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

16.	Creditors: amounts falling due within one year

	Group		Company
	2007	2006	2007	2006
	£	£	£	£
Overdrafts	32,856	–	–	–
Hire purchase agreements	3,291	–	–	–
Trade creditors	1,594,507	386,291	–	–
Amounts owed to group undertakings	–	–	996,190	550,001
Directors' loan accounts	–	823,316	–	–
Other creditors	1,626,056	1,344,018	203,811	650,000
Accruals and deferred income	1,850,997	469,215	–	–
	£5,107,707	£3,022,840	£1,200,001	£1,200,001

17.	Creditors: amounts falling due after more than one year

	Group		Company
	2007	2006	2007	2006
	£	£	£	£
Hire purchase agreements	9,440	–	–	–

18.	Commitments under hire purchase agreements
Future commitments under hire purchase agreements are as follows:

	Group		Company
	2007	2006	2007	2006
	£	£	£	£
Amounts payable within 1 year	3,291	-	-	-
Amounts payable between 2 to 5 years	9,440	-	-	-
	£12,731	-	-	-

19.	Deferred taxation
The movement in the deferred taxation provision during the year was:

	Group		Company
	2007	2006	2007	2006
	£	£	£	£
Provision brought forward	5,190	-	-	-
Increase in provision	6,160	5,190	-	-
Provision carried forward	£11,350	£5,190	-	-

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

19.	Deferred taxation (continued)
The group's provision for deferred taxation consists of the tax effect of timing differences in respect of:

Group	2007		2006
	Provided	Unprovided	Provided	Unprovided
	£	£	£	£

Excess of taxation allowances over depreciation on fixed assets	11,350	-	5,190	-

20.	Commitments under operating leases
At 31 December 2007 the group had annual commitments under non-cancellable operating leases as set out below.

Group	2007		2006
	Land and buildings	Other items	Land and buildings	Other items
	£	£	£	£

Operating leases which expire:

Within 2 to 5 years	22,480	13,768	39,480	-

21.	Transactions with the directors
At 31 December 2007 J W Cresswell, owed the group £113,260 (2006 owed by the group: £401,174). The maximum amount owed to the group during the year was £113,260 (2006: £23,826).

At 31 December 2007 N D MacLeitch, owed the group £130,308 (2006 owed by the group: £(422,141).  The maximum amount owed to the company during the year was £130,308 (2006: £18,748).

Interest charged on the above overdrawn loan accounts during the year to 31 December 2007 - £Nil (2006: £Nil).

A motor vehicle was sold to N D MacLeitch during the year for £13,568.

22.	Related party transactions

No transactions with related parties were undertaken such as are required to be disclosed under Financial Reporting Standard 8.

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

23.	Share capital
Authorised share capital:

	2007	2006
	£	£
980,000 (2006: 1,000,000) Ordinary shares of £0.001 each	980	1,000
20,000 (2006: Nil) Ordinary A shares of £0.001 each	20	-
	£1,000	£1,000

The company reclassified its authorised share capital during the year to create an additional class of non-voting shares.

Allotted, called up and fully paid:

	2007		2006
	No	£	No	£
Ordinary shares of £0.001 each	103,571	104	103,571	104
Ordinary A shares of £0.001 each	7,142	7	-	-
	110,713	£111	103,571	£104

The Ordinary A shares rank pari passu with the Ordinary shares except that the Ordinary A shares are not entitled to vote save where there is a resolution to alter the class rights of Ordinary A shareholders.

On 1 May 2007 7,142 Ordinary A shares were issued at £1.39 per share to two employees.

24.	Share option scheme

The company has a share option scheme for employees. Options are exercisable on sale or floatation of the company at a price equal to the average market price of the company's shares on the date of grant. The vesting of options is also dependent on eligible executives meeting performance criteria. The options are settled in equity once exercised.

If the options remain unexercised after a period of 10 years from the date of grant, the options expire. Options are forfeited if the employee leaves the company before the options vest.

5,405 share options were granted to 16 employees on 26 March 2007 at an exercise price of £1.39 per share.

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

25.	Reserves

Group	Other reserves	Share premium account	Profit and loss account
	£	£	£

At 1 January 2007	661,803	4,960	(525,776)
Profit for the year	–	–	1,426,204
Equity dividends	–	–	(276,783)
Other movements:
New equity share capital subscribed	–	9,921	–
	£661,803	£14,881	£623,645

Company	Share premium account	Profit and loss account
	£	£

At 1 January 2007	4,960	501,655
Profit for the year	–	276,783
Equity dividends	–	(276,783)
Other movements:
New equity share capital subscribed	9,921	–
At 31 December 2007	£14,881	£501,655

Negative goodwill of £661,803 arose from the re-organisation of the group on 31 August 2006.  This re-organisation brought American Mobile Ventures Limited and Blue Stream Mobile Limited into a group parented by AMV Holding Ltd.  There was no change in ownership or control of the companies.  The fair value of the assets of American Mobile Ventures Limited and Blue Stream Mobile Limited at this time was £661,904, and the cost of investment was £101.  As this was a group re-organisation and not a purchase of a subsidiary the investment was accounted for at £101, in the accounts of AMV Holding Ltd, not at fair value.  This has lead to negative goodwill of £661,803 on consolidation.

Financial Reporting Standard 10 requires that the negative goodwill of £661,803 should be shown as a deduction from assets and amortised over the life of the tangible assets acquired.

However, in the directors' opinion, departure from Financial Reporting Standard 10 was necessary in order for the financial statements to show a true and fair view.  Accordingly, the negative goodwill of £661,803 was credited to Other Reserves in the year ended 31 December 2006.

The directors are of the opinion that the negative goodwill was not attributable to any non-monetary assets acquired and that the assets were not acquired at an artificially low price, the negative goodwill has simply arisen because the investment in AMV Holding Ltd has not been accounted for at fair value.  They consider that it would be misleading to show negative goodwill as a deduction from assets and to show the recovery of non-monetary assets in the profit and loss account as required by Financial Reporting Standard 10.

The directors are of the opinion that full compliance with the requirements of Financial Reporting Standard 10 would not present a true and fair view as the underlying assets of the group at 31 August 2006 were £661,904 in contrast to £101 under the standard.

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

26.	Reconciliation of movements in shareholders' funds

Group	2007	2006
	£	£
Profit for the financial year	1,426,204	324,224
New equity share capital subscribed	7	104
Premium on new share capital subscribed	9,921	4,960
Equity dividends	(276,783)	(850,000)
Negative goodwill written off	–	661,803
Net addition to shareholders' funds	1,159,349	141,091
Opening shareholders' funds	141,091	-
Closing shareholders' funds	£1,300,440	£141,091

J C Cresswell and N D MacLeitch each received 45% (2006: 50%) of the dividend.

27.	Post balance sheet events
Subsequent to 31 December 2007, the subsidiary, Antiphony Limited, acquired the trade of Connection Makers, a division of Eckoh plc for £1.73 million.

In September 2008 an offer was made by Mandalay Media Inc, a company incorporated in the United States of America, to acquire all the issued shares of the company.

28.	Ultimate controlling party
In the opinion of the directors there is no ultimate controlling party.

29.	Restatement of financial information under US Generally Accepted Accounting Practice
The consolidated financial information has been restated for information purposes only under US Generally Accepted Accounting Practice as set out below. An adjustment has been made in respect of accounting for goodwill amortisation. The summarised consolidated financial information for the 12 months ended 31 December 2007 and the 4 months ended 31 December 2006 have been restated as follows:

	2007 12 months	2006 4 months
	£	£

Profit on ordinary activities before tax as shown on the financial statements	2,088,523	469,055
Items increasing reported profits
Amortisation of goodwill	57,671	5,021
Profit before tax according to accounting principles in the United States	£2,146,194	£474,076

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

29.	Restatement of financial information under US generally accepted accounting practice(continued)

	2007 12 months	2006 4 months
As restated	£	£

1.	Profit and Loss Account

Group turnover	14,918,407	1,427,355

Cost of sales	(5,636,073)	(539,582)

Group profit	9,282,334	887,773

Distribution costs	(3,587,321)	(111,553)

Administration expenses	(3,580,265)	(295,397)

Other operating income	11,541	–

Operating profit	2,126,289	480,823

Interest receivable	31,050	4,556

Amounts written off investments	(2,161)	(11,131)

Interest payable	(8,984)	(172)

Profit on ordinary activities before tax	2,146,194	474,076

Tax on profit on ordinary activities	(662,319)	(144,831)

Profit on ordinary activities after tax	1,483,875	329,245

Minority interests	–	–

Attributable to equity members	£1,483,875	£329,245

AMV Holding Ltd

Notes to the Financial Statements

Year ended 31 December 2007

29.	Restatement of financial information under US generally accepted accounting practice(continued)

2.	Balance Sheet

	31 December 2007	31 December 2006
	£	£

Fixed assets
Intangible assets	1,153,413	1,153,413
Tangible assets	180,354	73,748
	1,333,767	1,227,161
Current assets
Debtors	3,792,236	1,411,364
Investments	10,659	158,359
Cash at bank and in hand	1,354,967	377,258
	5,157,862	1,946,981

Creditors: Amounts falling due within one year	(5,107,707)	(3,022,840)
Net current assets/(liabilities)	50,155	(1,075,859)

Total assets less current liabilities	1,383,922	151,302

Creditors: Amounts falling due after one year	(9,440)	–
	1,374,482	151,302
Provision for liabilities
Deferred taxation	(11,350)	(5,190)
Monitory interests	–	–
	£1,363,132	£146,112
Capital and reserves
Called up equity share capital	111	104
Share premium account	14,881	4,960
Other reserves	661,803	661,803
Profit and loss account	686,337	(520,755)
	£1,363,132	£146,112

3.	Reconciliation of movement in shareholders funds

Opening shareholders funds	146,112	–
Profit for the year	1,483,875	329,245
New equity share capital subscribed	7	104
Dividend waived	–	–
Premium on new share capital subscribed	9,921	–
Equity dividends	(276,783)	(850,000)
Other reserve arising on Grouping	-	661,803
	£1,363,132	£146,112